Exhibit 99.2

EXHIBIT H to

Business Combination Agreement

THIS WARRANT IS SUBJECT TO THE RESTRICTIONS ON TRANSFER SET

FORTH IN SECTION 5 OF THIS WARRANT.

Number of Shares: (subject to adjustment)
Original Issue Date:

HW GLOBAL, INC.

Common Stock Purchase Warrant

(Void after                     1, subject to extension as provided below)

HW GLOBAL, INC., a Delaware corporation (the “Company”), for value received, hereby certifies that the recipient on the signature pages hereto or its successors or permitted assigns (the “Registered Holder”), is entitled, subject to the terms and conditions set forth below, to purchase from the Company, at any time or from time to time on or after the date of issuance and on or before 5:00 p.m. (Boston time) on                     2 (the “Expiration Date”), up to the number of shares of common stock of the Company, par value $.001 per share, (“Common Stock”) as set forth above, at a purchase price of US $83.73 per share; provided, however, that if the Net Sales Notice Date (as defined below) occurs within thirty (30) days prior to, or at any time after, the Expiration Date, then the Expiration Date shall be deemed to be automatically extended until the date that is thirty (30) days following the Net Sales Notice Date. The shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the “Warrant Shares” and the “Purchase Price,” respectively. This Warrant is one of a series of Warrants being issued pursuant to the terms of the Business Combination Agreement, dated September 1, 2015, by and among the Company and the other parties named therein (the “Business Combination Agreement”). Capitalized terms not otherwise defined herein shall have the respective meanings assigned to such terms in the Business Combination Agreement.

1. Exercise.

(a) Vesting. Upon original issuance, this Warrant to purchase Warrant Shares shall not be exercisable. This Warrant shall vest as to all of the Warrant Shares (as adjusted pursuant to Section 2) and become exercisable upon the earlier of (i) the date of delivery by the Company to the Shareholder Representative of a Net Sales Certificate under the Business Combination Agreement which indicates, or if later, the date of the final determination pursuant

[1]	The date that is 10 years after the Original Issue Date.
[2]	The date that is 10 years after the Original Issue Date.

to Section 1.7(b) of the Business Combination Agreement, that the aggregate Net Sales of Valor Products, during any period of twelve (12) consecutive calendar months during the period commencing on the first day of the first calendar month following the calendar month including the Original Issue Date (as defined below) and ending on the tenth anniversary of the Original Issue Date equals or exceeds US$75,000,000 (the date of such delivery of a Net Sales Certificate or the date of such final determination pursuant to Section 1.7(b) of the Business Combination Agreement, the “Net Sales Notice Date”) or (ii) the consummation of a Change in Control of the Company or the ISR Surviving Company. On or prior to ten (10) business days prior to the consummation of a Change in Control of the Company or the ISR Surviving Company, the Company at its expense shall provide written notice to the Shareholder Representative thereof.

(b) Exercise for Cash. The Registered Holder may, at its option, elect to exercise this Warrant, in whole or in part and at any time or from time to time with respect to all shares that have vested pursuant to Section 1(a) above, by surrendering this Warrant, with the purchase form appended hereto as Exhibit I duly executed by or on behalf of the Registered Holder, at the principal office of the Company, or at such other office or agency as the Company may designate in writing, accompanied by payment in full, by wire transfer of immediately available funds or check, of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise.

(c) Cashless Exercise.

(i) The Registered Holder may, at its option, elect to exercise this Warrant, in whole or in part and at any time or from time to time with respect to all shares that have vested pursuant to Section 1(a) above, on a cashless basis, by surrendering this Warrant, with the purchase form appended hereto as Exhibit I duly executed by or on behalf of the Registered Holder, at the principal office of the Company, or at such other office or agency as the Company may designate in writing, by canceling a portion of this Warrant in payment of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise. In the event of an exercise pursuant to this Section 1(c), the number of Warrant Shares issued to the Registered Holder shall be determined according to the following formula:

X =	Y(A-B)
A

Where:	X =	the number of Warrant Shares that shall be issued to the Registered Holder;

	Y =	the number of vested Warrant Shares for which this Warrant is being exercised (which shall include both the number of Warrant Shares issued to the Registered Holder and the number of Warrant Shares subject to the portion of the Warrant being cancelled in payment of the Purchase Price);

	A =	the Fair Market Value (as defined below) of one share of Common Stock; and

	B =	the Purchase Price then in effect.

(ii) The “Fair Market Value” per share of the Common Stock shall be determined as follows:

(1) If the Common Stock is listed on a national securities exchange, the NASDAQ Global Market, the NASDAQ Global Select Market or another nationally recognized trading system as of the Exercise Date (as defined below), the Fair Market Value per share of the Common Stock shall be deemed to be the volume-weighted average closing sale price per share, as published in the Eastern Edition of the Wall Street Journal, of the Common Stock for the ten (10) consecutive trading day period ending three trading days prior to the Exercise Date (the “Measurement Period”) (provided that if no such price is reported on such day, the Fair Market Value per share of the Common Stock shall be determined pursuant to clause (2) below).

(2) If the Common Stock is not listed on a national securities exchange, the NASDAQ Global Market, the NASDAQ Global Select Market or another nationally recognized trading system as of the Exercise Date, the Fair Market Value per share of the Common Stock shall be deemed to be the amount determined in good faith by the Board of Directors of the Company (the “Board”) to represent the fair market value per share of the Common Stock. The Board shall make, and shall provide or cause to be provided to the Registered Holder notice of, a determination of the Fair Market Value per share of the Common Stock within fifteen (15) days of a request by the Registered Holder that it do so, and the exercise of this Warrant pursuant to this Section 1(c) shall be delayed until such determination is made and notice thereof is provided to the Registered Holder. In the event that the Expiration Date falls within the period in which such determination is being made, the Expiration Date shall be delayed until fifteen (15) days following the date on which such determination is made and notice thereof is received by the Registered Holder.

The Fair Market Value per share of the Common Stock shall (x) be equitably adjusted if any of the events described in Section 2(a) through 2(f) occur during the Measurement Period and (y) be increased by (A) the Per Share Value of any distributions that the Registered Holder would be entitled to receive if any of the events described in Sections 2(d) and 2(f)(ii) occur prior to an exercise pursuant to this Section 1(c) and (B) the Fair Market Value of any distributions that the Registered Holder would be entitled to receive if any of the events described in Section 2(e) occur prior to an exercise pursuant to this Section 1(c) (provided that for purposes of this clause (B), the term “Common Stock” in the definition of “Fair Market Value” shall be replaced with the applicable security or evidence of indebtedness that is the subject of Section 2(e)).

(d) Exercise Date. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Section 1(b) or 1(c) above and payment made to the Company of the Purchase Price (or by cashless exercise, as applicable) (the “Exercise Date”). At such time, the Registered Holder shall be deemed to have become the holder or holders of record of the Warrant Shares or other securities or property issued hereunder with respect to which the Warrant was exercised.

(e) Delivery of Warrant Shares. Any Warrant Shares purchased hereunder shall be transmitted by the Company’s transfer agent to the Registered Holder by crediting the account of the Registered Holder’s prime broker with The Depository Trust Company through its Deposit or Withdrawal At Custodian system if available, and otherwise by physical delivery to the Registered Holder of a certificate in the name of the Registered Holder for the number of Warrant Shares to which the Registered Holder shall be entitled upon such purchase.

2. Adjustments.

(a) Adjustment for Stock Splits and Combinations. If the Company shall at any time or from time to time on or after the date on which this Warrant was first issued (or, if this Warrant was issued upon partial exercise of, or in replacement of, another warrant of like tenor, then the date on which such original warrant was first issued) (either such date being referred to as the “Original Issue Date”) effect a subdivision of the outstanding Common Stock, the Purchase Price then in effect shall be proportionately decreased so that the aggregate amount payable for the purchase of all Warrant Shares issuable hereunder immediately after such subdivision shall equal the aggregate amount payable for the purchase of all Warrant Shares issuable hereunder immediately before such subdivision. If the Company shall at any time or from time to time after the Original Issue Date combine the outstanding Common Stock, the Purchase Price then in effect shall be proportionately increased so that the aggregate amount payable for the purchase of all Warrant Shares issuable hereunder immediately after such combination shall equal the aggregate amount payable for the purchase of all Warrant Shares issuable hereunder immediately before such combination.

(b) Adjustment for Certain Dividends and Distributions. In the event the Company at any time, or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional Common Stock or securities convertible into Common Stock, then and in each such event the Purchase Price then in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Purchase Price then in effect by a fraction:

(1) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

(2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable (including pursuant to the conversion of securities paid in such dividend or other distribution) in payment of such dividend or distribution;

provided, however, that if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Purchase Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Purchase Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

(c) Adjustment for Reorganization. If there shall occur any reorganization, recapitalization, reclassification, consolidation or merger involving the Company in which the Common Stock is converted into or exchanged for securities, cash or other property (other than a transaction covered by Sections 2(a) or 2(b)) (collectively, a “Reorganization”), then, following such Reorganization, the Registered Holder shall receive upon exercise hereof the kind and amount of securities, cash or other property which the Registered Holder would have been entitled to receive pursuant to such Reorganization if such exercise had taken place immediately prior to such Reorganization, all subject to further adjustment as provided in this Section 2. The provisions of this Section 2(c) shall similarly apply to successive reorganizations, recapitalizations, reclassifications, consolidations, mergers, sales or transfers and to the securities, cash or other property of any other entity that are at the time receivable upon the exercise of this Warrant. In all events, appropriate adjustment (as determined in good faith by the Board) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder, to the end that the provisions set forth in this Warrant (including provisions with respect to changes in and other adjustments of the Purchase Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities, cash or other property thereafter deliverable upon the exercise of this Warrant.

(d) Distribution of Property. If the Company makes a distribution to holders of Common Stock any of its assets (excluding cash), then in each case, the Registered Holder shall be entitled to receive, upon the exercise of this Warrant, in addition to the number of Warrant Shares receivable upon such exercise, and without payment of additional consideration therefor, the amount of such assets which the Registered Holder would hold on the date of such exercise had the Registered Holder been the holder of record of such Warrant Shares as of the date on which holders of Common Stock received or became entitled to receive such assets (whether or not this Warrant shall have been exercisable at such date). For purposes of Section 1(c), the “Per Share Value” of any such distribution shall be equal to the fair market value of such non-cash consideration on each share of the Common Stock (as determined in good faith by the Board).

(e) Distributions of Other Securities. If the Company makes a distribution to holders of Common Stock, including as a part of its voluntary or involuntary dissolution, liquidation or winding-up of its affairs, any of its securities (other than Common Stock or securities convertible into Common Stock) or any evidence of indebtedness, then in each case, the Registered Holder shall be entitled to receive, upon the exercise of this Warrant, in addition to the number of Warrant Shares receivable upon such exercise, and without payment of additional consideration therefor, the amount of securities or evidence of indebtedness which the Registered Holder would hold on the date of such exercise had the Registered Holder been the holder of record of such Warrant Shares as of the date on which holders of Common Stock received or became entitled to receive such securities or evidence of indebtedness (whether or not this Warrant shall have been exercisable at such date).

(f) Distribution of Cash.

(i) If the Company makes a distribution to holders of Common Stock, including as a part of its voluntary or involuntary dissolution, liquidation or winding-up of its affairs, any of its cash, the Purchase Price then in effect shall be reduced, without any further action by the parties hereto, by the Per Share Value (as defined below) of such dividend or distribution. “Per Share Value” shall be the cash distributed per share of the Common Stock.

(ii) Notwithstanding Section 2(f)(i), if at any time the Purchase Price then in effect shall equal $0.00, and the Company thereafter makes a distribution to holders of Common Stock any cash, then in each case, the Registered Holder shall be entitled to receive, upon the exercise of this Warrant, in addition to the number of Warrant Shares receivable upon such exercise, and without payment of additional consideration therefor, the amount of such cash which the Registered Holder would receive on the date of such exercise had the Registered Holder been the holder of record of such Warrant Shares as of the date on which holders of Common Stock received or became entitled to receive such cash (whether or not this Warrant shall have been exercisable at such date).

(g) Exercise Period of Other Securities. In the event that the Registered Holder shall receive any securities (other than shares of Common Stock) upon exercise of this Warrant pursuant to the other subsections of this Section 2, and such securities are exercisable within a specified time period, the time period for the exercise of such securities pursuant to the terms thereof shall begin, with respect to the Registered Holder, on the date on which this Warrant vests notwithstanding any earlier commencement or expiration of such period pursuant to the terms of such securities.

(h) Adjustment in Number of Warrant Shares. When any adjustment is required to be made in the Purchase Price pursuant to the other subsections of this Section 2 (other than Section 2(f)(i)), the number of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

(i) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Purchase Price pursuant to this Section 2 or each distribution pursuant to this Section 2 that does not result in an adjustment of the Purchase Price, the Company at its expense shall, as promptly as reasonably practicable but in any event not later than ten (10) days thereafter, compute such adjustment or readjustment or the distributions receivable by the Registered Holder upon exercise of this Warrant, as applicable, in accordance with the terms hereof and furnish to the Registered Holder a certificate setting forth such adjustment, readjustment or distribution (including the kind and amount of securities, cash or other property for which this Warrant shall be exercisable and the Purchase Price) and showing in detail the facts upon which such adjustment, readjustment or distribution is based. The Company shall, as promptly as reasonably practicable after the written request at any time of a majority of the holders of all Warrants issued on the Original Issue Date (but in any event not later than ten (10) days thereafter), furnish or cause to be furnished to each Registered Holder a certificate setting forth (i) the Purchase Price then in effect and (ii) the number of shares of Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the exercise of this Warrant.

3. Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall pay the value thereof to the Registered Holder in cash on the basis of the Fair Market Value per share of Common Stock, as determined pursuant to Section 1(c)(ii) above.

4. Representations.

(a) The initial Registered Holder represents and warrants to the Company as follows:

(i) Investment. It is acquiring the Warrant, and (if and when it exercises this Warrant) it will acquire the Warrant Shares, for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof in violation of applicable securities laws.

(ii) Experience. The Registered Holder has made such inquiry concerning the Company and its business and personnel as it has deemed appropriate; and the Registered Holder has sufficient knowledge and experience in finance and business that it is capable of evaluating the risks and merits of its investment in the Company.

(b) The Company represents and warrants to the Registered Holder as follows:

(i) the Company has been duly organized and is validly existing under the laws of its jurisdiction of organization;

(ii) this Warrant has been duly authorized, executed and delivered by the Company and is enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, moratorium, reorganization and other similar laws affecting the enforcement of creditors’ rights generally; and

(iii) the execution and delivery of this Warrant does not, and the issuance of the Warrant Shares and the issuance or distribution of other securities or property upon exercise hereof, in each case accordance with the terms hereof will not, (x) violate the Company’s certificate of incorporation, articles of association, bylaws or similar governing documents, (y) violate any Law or Order applicable to the Company or (z) result in a breach of any mortgage, indenture, contract, agreement or undertaking to which the Company or any of its Subsidiaries is a party or by which it is bound, except in the case of clauses (y) and (z) for any violations or breaches that would not reasonably be expected to have a material adverse effect on the Company and its Subsidiaries, taken as a whole.

5. Transfers, etc.

(a) This Warrant will not be assignable or transferable except, subject to compliance with applicable securities Laws, (i) by operation of Law or the Laws of descent and distribution, divorce or community property, will or intestate succession, (ii) if the Registered Holder is an entity, to any of its partners, members or other equity owners, or retired partners, retired members or other equity owners, or to the estate of any of its partners, members or other equity owners or retired partners, retired members or other equity owners and (iii) if the Registered Holder is an individual, to (A) trusts, so long as all beneficiaries of such trusts are the Registered Holder and/or the Registered Holder’s parents, spouse, descendants or siblings or descendants of such individual’s siblings, or (B) family limited partnerships or family limited liability companies, so long as all of the equity interests of such family limited partnerships or family limited liability companies are and in the future will be owned by the Registered Holder and/or the Registered Holder’s parents, spouse, descendants or siblings or descendants of such individual’s siblings, and any attempted or purported transfer in violation of this sentence will be null and void.

(b) The Company will maintain a register containing the name and address of the Registered Holder of this Warrant. The Registered Holder may change its address as shown on the warrant register by written notice to the Company requesting such change. The Company shall register on its books any transfer of the Warrant made in compliance with this Section 5 (a “Transfer”), upon surrender of same to the Company with a written instrument of Transfer duly executed by the Registered Holder or by a duly authorized attorney thereof. Upon any such registration of a Transfer, a new Warrant(s) shall be issued to the transferee(s) and the surrendered Warrant shall be cancelled by the Company. A Warrant may also be exchanged, at the option of the Registered Holder, for one or more new Warrants representing the aggregate number of Warrant Shares evidenced by the Warrant surrendered.

6. Notices of Record Date, etc. In the event:

(a) of any reclassification of the Common Stock, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity and its Common Stock are not converted into or exchanged for any other securities or property), or any transfer of all or substantially all of the assets of the Company;

(b) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, or

(c) of the occurrence of any other event that results in an adjustment to the Purchase Price or the number of Warrant Shares or the distribution of any securities (other than Warrant Shares), cash or other property pursuant to Section 2, and in each such case, the Company will send or cause to be sent to the Registered Holder a notice specifying, as the case may be, the effective date on which such reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up or other event is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to receive dividends or distributions or exchange their Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up.

7. Reservation of Stock. The Company shall at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of Warrant Shares and other securities, cash and/or property, as from time to time shall be issuable upon the exercise of this Warrant (including, without limitation, as a result of any of the events in Section 2). The Company covenants and agrees that all Warrant Shares and other securities issuable upon exercise of this Warrant shall, when issued, be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges and not subject to any pre-emptive rights.

8. Exchange or Replacement of Warrants; Charges, Taxes and Expenses.

(a) Upon the surrender by the Registered Holder, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 5 hereof, issue and deliver to or upon the order of the Registered Holder, at the Company’s expense, a new Warrant or Warrants of like tenor, in the name of the Registered Holder or as the Registered Holder (upon payment by the Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock (or other securities, cash and/or property) then issuable upon exercise of this Warrant.

(b) Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, upon delivery of an indemnity agreement (without the need for surety) in an amount reasonably satisfactory to the Company, or, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

(c) Issuances of Warrant Shares or any other securities (whether in book-entry or certificated form), and the distribution of any property, in each case issuable or distributable upon the exercise of this Warrant, shall be made without charge to the Registered Holder for any issue, transfer or stamp tax or duty or other incidental expense in respect of such issuance or distribution, all of which shall be paid by the Company.

9. Notices. All notices and other communications from the Company to the Registered Holder in connection herewith shall be mailed by certified or registered mail, postage prepaid, or sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, to the address last furnished to the Company in writing by the Registered Holder. All notices and other communications from the Registered Holder to the Company in connection herewith shall be mailed by certified or registered mail, postage prepaid, or sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, to the Company at its principal office set forth below. If the Company should at any time change the location of its principal office to a place other than as set forth below, it shall give prompt written notice to the Registered Holder and thereafter all references in this Warrant to the location of its principal office at the particular time shall be as so specified in such notice. All such notices and communications shall be deemed delivered (i) two business days after being sent by certified or registered mail, return receipt requested, postage prepaid, or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery.

10. No Rights as Stockholder. Until the exercise of this Warrant, the Registered Holder shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

11. Business Day. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a business day, then such action may be taken or such right may be exercised on the next succeeding day that is a business day.

12. Amendment or Waiver. The provisions of this Warrant may be amended, waived or terminated only by an instrument in writing duly executed by the Company and the holders of at least fifty percent (50%) of the Warrant Shares issuable upon exercise of all of the Warrants issued pursuant to the Business Combination Agreement. For the purposes of this Warrant and all agreements executed pursuant hereto, no course of dealing between or among any of the parties hereto and no delay on the part of any party hereto in exercising any rights hereunder or thereunder shall operate as a waiver of the rights hereof and thereof.

13. Section Headings. The section headings in this Warrant are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

14. Governing Law. This Warrant will be governed by and construed in accordance with the internal laws of the State of Delaware (without reference to the conflicts of law provisions thereof).

15. Consent to Jurisdiction.

(a) EACH OF THE COMPANY AND THE REGISTERED HOLDER HEREBY IRREVOCABLY SUBMITS, AND WAIVES ANY OBJECTION BASED ON LACK OF VENUE, IMPROPER VENUE, INCONVENIENT FORUM OR LACK OF PERSONAL JURISDICTION, TO THE EXCLUSIVE JURISDICTION OF THE CHANCERY COURT OF THE STATE OF DELAWARE (OR, IF THE CHANCERY COURT DOES NOT TAKE JURISDICTION, TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE), FOR THE PURPOSE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS WARRANT AND EACH OF THE COMPANY AND THE REGISTERED HOLDER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED EXCLUSIVELY IN THE CHANCERY COURT OF THE STATE OF DELAWARE (OR, IF THE CHANCERY COURT DOES NOT TAKE JURISDICTION, IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE SITTING IN THE CITY OF WILMINGTON). EACH OF THE COMPANY AND THE REGISTERED HOLDER AGREES THAT A FINAL JUDGMENT IN ANY ACTION OR, PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

(b) EACH OF THE COMPANY AND THE REGISTERED HOLDER IRREVOCABLY CONSENTS TO, AND WAIVES ANY BASIS FOR OBJECTION TO THE SERVICE OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS IN ANY OTHER ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE TRANSACTIONS CONTEMPLATED BY THIS WARRANT, ON BEHALF OF ITSELF OR ITS PROPERTY, BY THE PERSONAL DELIVERY OF COPIES OF SUCH PROCESS TO

SUCH PARTY. NOTHING IN THIS SECTION 15 SHALL AFFECT THE RIGHT OF THE COMPANY OR THE REGISTERED HOLDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

16. WAIVER OF JURY TRIAL. EACH OF THE COMPANY OR THE REGISTERED HOLDER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (I) ARISING UNDER THIS WARRANT OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES IN RESPECT OF THIS WARRANT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. EACH THE COMPANY OR THE REGISTERED HOLDER HEREBY FURTHER AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE COMPANY OR THE REGISTERED HOLDER MAY FILE A COPY OF THIS WARRANT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE COMPANY OR THE REGISTERED HOLDER TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

17. Signatures; Counterparts. This Warrant may be executed and delivered (including by facsimile transmission or by electronic mail with a pdf scanned attachment) in one (1) or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which when taken together shall constitute one and the same agreement.

18. Successors. This Warrant shall be binding and inure to the benefit of the parties hereto and their respective successors and assigns; provided that this Warrant may only be assigned by the Registered Holder in compliance with Section 5.

19. Non-Circumvention. The Company hereby covenants and agrees that the Company will not, by amendment of its certificate of incorporation, bylaws or similar governing documents, avoid or seek to avoid the observance or performance of any of the terms of this Warrant.

EXECUTED as of the Date of Issuance indicated above.

HW GLOBAL, INC.

By:
Title:

Accepted and Agreed:

REGISTERED HOLDER:

By:
Title:

EXHIBIT I

PURCHASE FORM

To:	Dated:

The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby elects to purchase (check applicable box):

☐	shares of Common Stock of HW Global, Inc. covered by such Warrant; or

☐	the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in Section 1(c).

The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant. Such payment takes the form of (check applicable box or boxes):

☐	US$ in lawful money of the United States; and/or

☐	the cancellation of such portion of the attached Warrant as is exercisable for a total of Warrant Shares (using a Fair Market Value of US$ per share for purposes of this calculation); and/or

☐	the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in Section 1(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in Section 1(c).

The contact information for the undersigned’s brokerage account is set forth below. The undersigned with cooperate with the Company to enable the shares to be delivered electronically if available.

Signature:
Address: